UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MicroStrategy Incorporated
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Proxy voting in the palm of your hand

Broadridge

Proxy Voting gets even easier when you create a ProxyVote account

- Secure Touch or Face ID sign-in
- Vote all investments in a single session
- Push notifications highlighting available voting and proposals

Go to the Apple App Store or Google Play and type “ProxyVote” in the search box to download to your mobile device.

Available on the App Store

GET IT ON Google Play

Or, point your camera at the QR code above to download the app.

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ProxyVote
a Broadridge service
Vote Your Investments
ABC Growth Fund - 2023Annual Meeting
Vanguard account # XXXXXXX1234
Voting Deadline: May 27, 2023
Control # 011002000023452345
Vote
General Broker - 2023 Contested Meeting
Fidelity account # XXXXXXX3456
Voting Deadline: June 2, 2023
Control # 011002000023458439 - Management
Vote

Once the app is installed, you can scan the control number on your voting form to vote.

More Voting Options:

ProxyVote.com
Just enter your Control Number and vote your shares.

Vote by Phone
Call 1-800-690-6903
Available 24 hours

Vote by Mail
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

VIF-PVI-APP-0223